EXHIBIT 21
SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2016, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Company	Where Incorporated or Organized
Agouron Pharmaceuticals, LLC	California
AH Robins LLC	Delaware
AHP Holdings B.V.	Netherlands
AHP Manufacturing B.V.	Netherlands
Alacer Corp.	California
Alpharma Holdings Inc.	Delaware
Alpharma Pharmaceuticals LLC	Delaware
Alpharma Specialty Pharma Inc.	Delaware
Alpharma USHP Inc.	Delaware
American Food Industries LLC	Delaware
Anacor IP Holdings, Ltd.	Cayman Islands
Anacor Pharmaceuticals, Inc.	Delaware
Ayerst-Wyeth Pharmaceuticals LLC	Delaware
Bamboo Therapeutics, Inc.	Delaware
BINESA 2002, S.L.	Spain
Bioren, LLC	Delaware
Blue Whale Re Ltd.	Vermont
C.E. Commercial Holdings C.V.	Netherlands
C. E. Commercial Investments C.V.	Netherlands
C. P. Pharmaceuticals International C.V.	Netherlands
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical GmbH	Germany
Coley Pharmaceutical Group, Inc.	Delaware
Continental Pharma, Inc.	Belgium
Covx Technologies Ireland Limited	Ireland
Cyanamid de Argentina S.A.	Delaware
Cyanamid de Colombia, S.A.	Delaware
Cyanamid Inter-American Corporation	Delaware
Distribuidora Mercantil Centro Americana, S.A.	Delaware
Encysive Pharmaceuticals Inc.	Delaware
Esperion LUV Development, Inc.	Delaware
Excaliard Pharmaceuticals, Inc.	Delaware
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Farmogene Productos Farmaceuticos Lda	Portugal
Ferrosan A/S	Denmark
Ferrosan International A/S	Denmark
Ferrosan S.R.L.	Romania
FoldRx Pharmaceuticals, Inc.	Delaware
Fort Dodge Manufatura Ltda.	Brazil
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle International Capital LLC	Delaware
G. D. Searle LLC	Delaware
Genetics Institute, LLC	Delaware
GenTrac, Inc.	Wisconsin
GI Europe, Inc.	Delaware

GI Japan, Inc.	Delaware
Greenstone LLC	Delaware
Haptogen Limited	United Kingdom
HBAF Ltd.	Bahamas
Hospira (China) Enterprise Management Co. Ltd.	People's Republic of China
Hospira Adelaide Pty Ltd	Australia
Hospira Argentina S.R.L.	Argentina
Hospira Aseptic Services Limited	United Kingdom
Hospira Australia Pty Ltd	Australia
Hospira Bahamas (Australia) Holdings Ltd.	Bahamas
Hospira Bahamas (Ireland) Corp.	Bahamas
Hospira Bahamas Biologics Ltd.	Bahamas
Hospira Bahamas International Holdings Ltd.	Bahamas
Hospira Benelux BVBA	Belgium
Hospira Boulder, Inc.	Delaware
Hospira Chile Limitada	Chile
Hospira Costa Rica Ltd.	Bahamas
Hospira Deutschland GmbH	Germany
Hospira Enterprises B.V.	Netherlands
Hospira Fleet Services, LLC	Delaware
Hospira France SAS	France
Hospira Healthcare B.V.	Netherlands
Hospira Healthcare Corporation	Canada
Hospira Healthcare India Private Limited	India
Hospira Holding Ltd.	Bahamas
Hospira Holdings (S.A.) Pty Ltd	Australia
Hospira Invicta, S.A.	Spain
Hospira Ireland Holdings Unlimited Company	Ireland
Hospira Ireland Sales Limited	Ireland
Hospira Italia S.r.l.	Italy
Hospira Japan G.K.	Japan
Hospira Korea Co. Ltd	Republic of Korea
Hospira Limitada	Colombia
Hospira Limited	Hong Kong
Hospira Ltd.	Bahamas
Hospira Malaysia Sdn Bhd	Malaysia
Hospira Nordic AB	Sweden
Hospira NZ Limited	New Zealand
Hospira Peru SRL	Peru
Hospira Philippines, Inc.	Philippines
Hospira Portugal LDA	Portugal
Hospira Productos Farmaceuticos y Hospitalarios, S.L.	Spain
Hospira Produtos Hospitalares Ltda.	Brazil
Hospira Pte. Ltd.	Singapore
Hospira Pty Limited	Australia
Hospira Puerto Rico, LLC	Delaware
Hospira S.p.A.	Italy
Hospira Singapore Pte Ltd	Singapore
Hospira UK Limited	United Kingdom
Hospira Unlimited Company	Ireland
Hospira Worldwide, LLC	Delaware
Hospira Zagreb d.o.o.	Croatia
Hospira, Inc.	Delaware

Hospira, S. de R.L. de C.V.	Mexico
Industrial Santa Agape, S.A.	Guatemala
InnoPharma Licensing, LLC	Delaware
InnoPharma, Inc.	Delaware
Innovative Drug Delivery Systems, Inc.	Delaware
International Affiliated Corporation LLC	Delaware
IP Pharmaceuticals India Private Limited	India
Javelin Pharmaceuticals, Inc.	Delaware
JMI-Daniels Pharmaceuticals, Inc.	Florida
John Wyeth & Brother Limited	United Kingdom
Kiinteistö oy Espoon Pellavaniementie 14	Finland
King Pharmaceuticals Holdings LLC	Delaware
King Pharmaceuticals LLC	Delaware
King Pharmaceuticals Research and Development, LLC	Delaware
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer, S.A.	Morocco
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth LLC	Pennsylvania
Laboratorios Wyeth S.A.	Venezuela
Mayne Pharma IP Holdings (Euro) Pty Ltd	Australia
Medivation Europe Limited	United Kingdom
Medivation Field Solutions, Inc.	Delaware
Medivation International (Bermuda) Ltd.	Bermuda
Medivation Neurology, Inc.	Delaware
Medivation Prostate Therapeutics, Inc.	Delaware
Medivation Services, Inc.	Delaware
Medivation Technologies, Inc.	Delaware
Medivation, Inc.	Delaware
Meridian Medical Technologies Limited	United Kingdom
Meridian Medical Technologies, Inc.	Delaware
Monarch Pharmaceuticals, LLC	Tennessee
MPP Trustee Limited	United Kingdom
MTG Divestitures LLC	Delaware
Neusentis Limited	United Kingdom
NextWave Pharmaceuticals Incorporated	Delaware
PAH USA IN8 LLC	Delaware
Parke Davis Limited	Hong Kong
Parke Davis Productos Farmaceuticos Lda	Portugal
Parke, Davis & Company LLC	Michigan
Parkedale Pharmaceuticals, Inc.	Michigan
Parke-Davis Manufacturing Corp.	Delaware
P-D Co., LLC	Delaware
Peak Enterprises LLC	Delaware
PEH G.K.	Japan
PF Americas Holding C.V.	Netherlands
PF Asia Manufacturing B.V.	Netherlands
PF PR Holdings C.V.	Netherlands
PF PRISM C.V.	Netherlands
PF PRISM Holdings S.a.r.l.	Luxembourg
PF Prism S.á.r.l.	Luxembourg
PFE Holdings G.K.	Japan

PFE Pfizer Holdings 1 LLC	Delaware
PFE Pfizer Holdings 2 LLC	Delaware
PFE PH 1 LLC	Delaware
PFE PHAC Holdings 1 LLC	Delaware
PFE PHAC Inc.	Delaware
PFE PUC Mexico 1 LLC	Delaware
PFE PUC Mexico 2 LLC	Delaware
PFE Wyeth Holdings LLC	Delaware
PFE Wyeth-Ayerst (Asia) LLC	Delaware
Pfizer	France
Pfizer (China) Research and Development Co. Ltd.	People's Republic of China
Pfizer (H.K.) Holding Limited	Hong Kong
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Limited	Australia
Pfizer (Thailand) Limited	Thailand
Pfizer (Wuhan) Research and Development Co. Ltd.	People's Republic of China
Pfizer AB	Sweden
Pfizer Africa & Middle East for Pharmaceuticals, Veterinarian Products & Chemicals S.A.E.	Egypt
Pfizer Afrique de L'Ouest	Senegal
Pfizer AG	Switzerland
Pfizer Animal Health MA EEIG	United Kingdom
Pfizer Anti-Infectives AB	Sweden
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Manufacturing Pte. Ltd.	Singapore
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer Atlantic Holdings S.a.r.l.	Luxembourg
Pfizer Australia Holdings B.V.	Netherlands
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Investments Pty. Ltd.	Australia
Pfizer Australia Pty Limited	Australia
Pfizer B.V.	Netherlands
Pfizer Baltic Holdings B.V.	Netherlands
Pfizer BH D.o.o.	Bosnia and Herzegovina
Pfizer Biofarmacêutica, Sociedade Unipessoal Lda	Portugal
Pfizer Biologics (Hangzhou) Co. Ltd	People's Republic of China
Pfizer Biologics Ireland Holdings Limited	Ireland
Pfizer Biossimilares Participações Ltda.	Brazil
Pfizer Biotech Corporation	Taiwan
Pfizer Bolivia S.A.	Bolivia
Pfizer Canada Inc.	Canada
Pfizer CentreSource Asia Pacific Pte. Ltd.	Singapore
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Colombia Spinco I LLC	Pennsylvania
Pfizer Commercial Holdings Coöperatief U.A.	Netherlands
Pfizer Commercial Holdings TRAE Kft.	Hungary
Pfizer Commercial TRAE Trading Kft.	Hungary
Pfizer Consumer Healthcare AB	Sweden
Pfizer Consumer Healthcare GmbH	Germany
Pfizer Consumer Healthcare Ltd.	United Kingdom
Pfizer Consumer Manufacturing Italy S.r.l.	Italy
Pfizer Corporation	Panama

Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Costa Rica PFE, Sociedad de Responsabilidad Limitada	Costa Rica
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Deutschland PFE Holding GmbH	Germany
Pfizer Development LP	United Kingdom
Pfizer Development Services (UK) Limited	United Kingdom
Pfizer Domestic Ventures Limited	Jersey
Pfizer Dominicana, S.R.L	Dominican Republic
Pfizer East India B.V.	Netherlands
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Egypt S.A.E.	Egypt
Pfizer Enterprise Holdings B.V.	Netherlands
Pfizer Enterprises LLC	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer ESP Pty Ltd	Australia
Pfizer EU PFE MA EEIG	United Kingdom
Pfizer Europe Finance B.V.	Netherlands
Pfizer Europe Holdings SARL	Luxembourg
Pfizer Europe MA EEIG	United Kingdom
Pfizer Export B.V.	Netherlands
Pfizer Export Company	Ireland
Pfizer Export Holding Company B.V	Netherlands
Pfizer Finance Share Service (Dalian) Co., Ltd.	People's Republic of China
Pfizer Financial Services N.V./S.A.	Belgium
Pfizer France International Investments	France
Pfizer Free Zone Panama, S. de R.L.	Panama
Pfizer GEP, S.L.	Spain
Pfizer Germany Partner B.V.	Netherlands
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Supply Japan Inc.	Japan
Pfizer Global Trading	Ireland
Pfizer Group Luxembourg Sarl	Luxembourg
Pfizer Gulf FZ-LLC	United Arab Emirates
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer Himalaya Holdings Coöperatief U.A.	Netherlands
Pfizer HK Service Company Limited	Hong Kong
Pfizer Holding France	France
Pfizer Holding Ventures	Ireland
Pfizer Holdings Americas Corporation	Delaware
Pfizer Holdings Corporation	Delaware
Pfizer Holdings Europe Unlimited Company	Ireland
Pfizer Holdings G.K.	Japan
Pfizer Holdings International Corporation	Delaware
Pfizer Holdings International Luxembourg (PHIL) Sarl	Luxembourg
Pfizer Holdings North America SARL	Luxembourg
Pfizer Holdings Turkey Limited	Jersey
Pfizer Hungary Holdings TRAE Kft.	Hungary

Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer Innovations AB	Sweden
Pfizer Innovations LLC	Russia
Pfizer Innovative Supply Point International BVBA	Belgium
Pfizer International Business Europe Unlimited Company	Ireland
Pfizer International LLC	New York
Pfizer International Markets Coöperatief U.A.	Netherlands
Pfizer International Operations	France
Pfizer International S. de R.L.	Panama
Pfizer International Trading (Shanghai) Limited	People's Republic of China
Pfizer Investment Capital Unlimited Company	Ireland
Pfizer Investment Co. Ltd.	People's Republic of China
Pfizer Investment Holdings S.a.r.l.	Luxembourg
Pfizer Ireland Investments Limited	Ireland
Pfizer Ireland Limited	Ireland
Pfizer Ireland PFE Holding 1 LLC	Delaware
Pfizer Ireland PFE Holding 2 LLC	Delaware
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Production Limited	Ireland
Pfizer Ireland Ventures Unlimited Company	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Italy Group Holding S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Laboratories PFE (Pty) Ltd	South Africa
Pfizer Leasing Ireland Limited	Ireland
Pfizer Leasing UK Limited	United Kingdom
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Limited	Tanzania
Pfizer Limited	Uganda
Pfizer Limited	United Kingdom
Pfizer LLC	Russia
Pfizer Luxco Holdings SARL	Luxembourg
Pfizer Luxembourg Global Holdings S.à r.l.	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Austria G.m.b.H.	Austria
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Deutschland Grundbesitz GmbH & Co. KG	Germany
Pfizer Manufacturing Deutschland PFE GmbH	Germany
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland Unlimited Company	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Medicamentos Genericos e Participacoes Ltda.	Brazil
Pfizer Mexico Luxco SARL	Luxembourg
Pfizer Mexico, S.A. de C.V.	Mexico
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E.	Egypt
Pfizer Namibia (Proprietary) Limited	Namibia
Pfizer New Zealand Limited	New Zealand

Pfizer Norge AS	Norway
Pfizer North American Holdings Inc.	Delaware
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Pakistan Limited	Pakistan
Pfizer Parke Davis	Philippines
Pfizer Parke Davis (Thailand) Ltd.	Thailand
Pfizer Parke Davis Sdn. Bhd.	Malaysia
Pfizer PFE ApS	Denmark
Pfizer PFE Argentina Holding 2 B.V.	Netherlands
Pfizer PFE Argentina Holding B.V.	Netherlands
Pfizer PFE Asia Pacific Pte. Ltd.	Singapore
Pfizer PFE AsiaPac Holding B.V.	Netherlands
Pfizer PFE Australia Holding B.V.	Netherlands
Pfizer PFE Australia Pty Ltd	Australia
Pfizer PFE B.V.	Netherlands
Pfizer PFE Baltic Holdings B.V.	Netherlands
Pfizer PFE Belgium SPRL	Belgium
Pfizer PFE Brazil Holding S.à r.l.	Luxembourg
Pfizer PFE Chile Holding LLC	Delaware
Pfizer PFE CIA. Ltda.	Ecuador
Pfizer PFE Colombia Holding 2 Corporation	Delaware
Pfizer PFE Colombia Holding Corp.	Delaware
Pfizer PFE Colombia S.A.S	Colombia
Pfizer PFE Commercial Holdings LLC	Delaware
Pfizer PFE Croatia Holding B.V.	Netherlands
Pfizer PFE Eastern Investments B.V.	Netherlands
Pfizer PFE Finland Oy	Finland
Pfizer PFE France	France
Pfizer PFE Global Holdings B.V.	Netherlands
Pfizer PFE İlaçları Anonim Şirketi	Turkey
Pfizer PFE Ireland 1 B.V.	Netherlands
Pfizer PFE Ireland 2 B.V.	Netherlands
Pfizer PFE Ireland Pharmaceuticals Holding 1 Coöperatief U.A.	Netherlands
Pfizer PFE Ireland Pharmaceuticals Holding 2 Coöperatief U.A.	Netherlands
Pfizer PFE Italy Group Holding Coöperatief U.A.	Netherlands
Pfizer PFE Italy Holdco 2 S.à r.l.	Luxembourg
Pfizer PFE Italy Holdco S.à r.l.	Luxembourg
Pfizer PFE Korea Holding 1 B.V.	Netherlands
Pfizer PFE Korea Holding 2 B.V.	Netherlands
Pfizer PFE Korlátolt Felelősségű Társaság	Hungary
Pfizer PFE Limited	Taiwan
Pfizer PFE Luxembourg S.à r.l.	Luxembourg
Pfizer PFE Mexico Holding 1 B.V.	Netherlands
Pfizer PFE Mexico Holding 2 B.V.	Netherlands
Pfizer PFE Mexico Holding 3 LLC	Delaware
Pfizer PFE Netherlands Holding 1 C.V.	Netherlands
Pfizer PFE New Zealand	New Zealand
Pfizer PFE New Zealand Holding B.V.	Netherlands
Pfizer PFE Norway Holding S.à r.l.	Luxembourg
Pfizer PFE Peru Holding LLC	Delaware
Pfizer PFE Peru S.R.L.	Peru

Pfizer PFE Pharmaceuticals Holding B.V.	Netherlands
Pfizer PFE Pharmaceuticals Israel Holding LLC	Delaware
Pfizer PFE Pharmaceuticals Israel Ltd.	Israel
Pfizer PFE PHIL UAE Holding 2 B.V	Netherlands
Pfizer PFE PHIL UAE Holding 3 B.V	Netherlands
Pfizer PFE PHIL UAE Holding 4 B.V.	Netherlands
Pfizer PFE Philippines Holding 1 B.V.	Netherlands
Pfizer PFE Philippines Holding 2 B.V.	Netherlands
Pfizer PFE PILSA Holdco S.à r.l.	Luxembourg
Pfizer PFE Poland Holding B.V.	Netherlands
Pfizer PFE Private Limited	Singapore
Pfizer PFE S.R.L	Argentina
Pfizer PFE Service Company Holding Coöperatief U.A.	Netherlands
Pfizer PFE Servicios Mexico, S. de R.L. C.V.	Mexico
Pfizer PFE Singapore Holding Coöperatief U.A.	Netherlands
Pfizer PFE Singapore Pte. Ltd.	Singapore
Pfizer PFE South Africa Holding B.V.	Netherlands
Pfizer PFE Spain B.V.	Netherlands
Pfizer PFE Spain Holding, S.L.	Spain
Pfizer PFE Spain Holdings LLC	Delaware
Pfizer PFE Sweden Holding 2 S.á.r.l.	Luxembourg
Pfizer PFE Sweden Holding S.á.r.l.	Luxembourg
Pfizer PFE Switzerland GmbH	Switzerland
Pfizer PFE Turkey Holding 1 B.V.	Netherlands
Pfizer PFE Turkey Holding 2 B.V.	Netherlands
Pfizer PFE UK Holding 4 LP	United Kingdom
Pfizer PFE UK Limited	United Kingdom
Pfizer PFE US Holdings 1 LLC	Delaware
Pfizer PFE US Holdings 2 LLC	Delaware
Pfizer PFE US Holdings 3 LLC	Delaware
Pfizer PFE US Holdings 4 LLC	Delaware
Pfizer PFE US Holdings 5 LLC	Delaware
Pfizer PFE US Holdings 6 LLC	Delaware
Pfizer PFE, Inc.	Philippines
Pfizer PFE, spol. s r.o.	Czech Republic
Pfizer PGM	France
Pfizer PGRD	France
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma PFE GmbH	Germany
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People's Republic of China
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals B.V.	Netherlands
Pfizer Pharmaceuticals Global Coöperatief U.A.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	Republic of Korea
Pfizer Pharmaceuticals Limited	Cayman Islands
Pfizer Pharmaceuticals Limited	Ireland
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd.	People's Republic of China
Pfizer Pharmaceuticals PFE Korea Limited	Republic of Korea
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Pigments Inc.	Delaware

Pfizer Polska Sp. z.o.o.	Poland
Pfizer Prev - Sociedade de Previdencia Privada	Brazil
Pfizer Private Limited	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer Research (NC), Inc.	Delaware
Pfizer Romania SRL	Romania
Pfizer S.A.	Peru
Pfizer S.A. (Belgium)	Belgium
Pfizer S.A.S.	Colombia
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.R.L.	Argentina
Pfizer S.r.l.	Italy
Pfizer Saidal Manufacturing	Algeria
Pfizer Sales Ireland Limited	Ireland
Pfizer Santé Familiale	France
Pfizer Saudi Limited	Saudi Arabia
Pfizer Seiyaku K.K.	Japan
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland Unlimited Company	Ireland
Pfizer Services 1	France
Pfizer Services LLC	Delaware
Pfizer Shared Services Unlimited Company	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Trading Pte. Ltd.	Singapore
Pfizer Spain Holdings Coöperatief U.A.	Netherlands
Pfizer Specialities Ghana	Ghana
Pfizer Specialties Limited	Nigeria
Pfizer Specialty UK Limited	United Kingdom
Pfizer Strategic Investment Holdings LLC	Delaware
Pfizer Sweden Partnership KB	Sweden
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer TRAE Holdings Kft.	Hungary
Pfizer Transactions C.V.	Netherlands
Pfizer Transactions Ireland Unlimited Company	Ireland
Pfizer Transactions LLC	Delaware
Pfizer Transactions Luxembourg SARL	Luxembourg
Pfizer Transport LLC	Delaware
Pfizer Tunisie SA	Tunisia
Pfizer Ukraine LLC	Ukraine
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Venture Investments LLC	Delaware
Pfizer Ventures LLC	Delaware
Pfizer Worldwide Services Unlimited Company	Ireland
Pfizer Zona Franca PFE Holding LLC	Delaware
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.	Spain
Pfizer, spol. s r.o.	Czech Republic

Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn Company, Inc.	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia & Upjohn, S.A. de C.V.	Mexico
Pharmacia Brasil Ltda.	Brazil
Pharmacia GmbH	Germany
Pharmacia Hepar LLC	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Inter-American LLC	Pennsylvania
Pharmacia International B.V.	Netherlands
Pharmacia Limited	United Kingdom
Pharmacia LLC	Delaware
Pharmacia Nostrum, S.A.	Spain
PHILCO Holdings S.à r.l.	Luxembourg
PHIVCO Corp.	Delaware
PHIVCO Holdco S.à r.l.	Luxembourg
PHIVCO Luxembourg S.à r.l.	Luxembourg
PN Mexico LLC	Delaware
PowderJect Research Limited	United Kingdom
PowderJect Vaccines, Inc.	Delaware
Productos Farmaceuticos PFE Bolivia S.A.	Bolivia
PT. Pfizer Indonesia	Indonesia
PT. Pfizer Parke Davis	Indonesia
Purepac Pharmaceutical Holdings, Inc.	Delaware
PZR Ltd.	United Kingdom
PZR Property Limited	United Kingdom
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Rivepar	France
Roerig Produtos Farmaceuticos, Lda.	Portugal
Roerig S.A.	Chile
Roerig, S.A.	Venezuela
Sao Cristovao Participacoes Ltda.	Brazil
Searle Laboratorios, Lda.	Portugal
Servicios P&U, S. de R.L. de C.V.	Mexico
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Site Realty, Inc.	Delaware
Solinor LLC	Delaware
Sugen, Inc.	Delaware
Tabor LLC	Delaware
The Pfizer Incubator LLC	Delaware
Thiakis Limited	United Kingdom
Treerly Health Co., Ltd	People's Republic of China
Upjohn Laboratorios Lda.	Portugal
US Oral Pharmaceuticals Pty Ltd	Australia
Vesterålens Naturprodukter A/S	Denmark
Vesterålens Naturprodukter AB	Sweden
Vesterålens Naturprodukter AS	Norway
Vesterålens Naturprodukter OY	Finland
Vicuron Holdings LLC	Delaware
Vinci Farma, S.A.	Spain
Warner Lambert del Uruguay S.A.	Uruguay

Warner Lambert Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Warner-Lambert (Tanzania), Limited	Tanzania
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Warner-Lambert Guatemala, Sociedad Anonima	Guatemala
Warner-Lambert, S.A.	Delaware
Whitehall International Inc.	New York
Whitehall Laboratories Inc.	Delaware
W-L LLC	Delaware
Wyeth (Asia) Limited	Delaware
Wyeth (Thailand) Ltd.	Thailand
Wyeth AB	Sweden
Wyeth Advertising Inc.	New York
Wyeth Ayerst Inc.	Delaware
Wyeth Ayerst S.à r.l.	Luxembourg
Wyeth Consumer Healthcare LLC	Pennsylvania
Wyeth Europa Limited	United Kingdom
Wyeth Farma, S.A.	Spain
Wyeth Holdings LLC	Maine
Wyeth Industria Farmaceutica Ltda.	Brazil
Wyeth KFT.	Hungary
Wyeth Lederle S.r.l.	Italy
Wyeth Lederle Vaccines S.A.	Belgium
Wyeth LLC	Delaware
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceutical Co., Ltd.	People's Republic of China
Wyeth Pharmaceuticals Company	Puerto Rico
Wyeth Pharmaceuticals FZ-LLC	United Arab Emirates
Wyeth Pharmaceuticals Inc.	Delaware
Wyeth Pharmaceuticals India Private Limited	India
Wyeth Pharmaceuticals Limited	Ireland
Wyeth Prev-Sociedade de Previdencia Privada	Brazil
Wyeth Puerto Rico, Inc.	Puerto Rico
Wyeth S.A.S	Colombia
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth Whitehall Export GmbH	Austria
Wyeth Whitehall SARL	Luxembourg
Wyeth-Ayerst (Asia) Limited	Delaware
Wyeth-Ayerst International LLC	Delaware
Wyeth-Ayerst Promotions Limited	Delaware
Yusafarm D.O.O.	Serbia